UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (Date of earliest event reported): February 9, 2000




                          SECOM GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)






   DELAWARE                       0-14299                   87-0410875
(State or other                 (Commission                (IRS Employer
jurisdiction of                 File Number)             Identification No.)
 incorporation)



        46035 GRAND RIVER AVENUE, NOVI, MICHIGAN        48374
        (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:  (248) 305-9410







Item 2. Acquisition or Disposition of Assets.

            On February 9, 2000, Uniflow Corporation ("Uniflow"), a wholly owned subsidiary of the Registrant, sold substantially all of its operating assets, business and properties to Alken-Ziegler Livonia, LLC ("Alken-Ziegler") pursuant to an Asset Purchase Agreement dated as of February 1, 2000 among the Registrant, Uniflow, and Alken-Ziegler. Alken-Ziegler paid a purchase price of $2.4 million in cash and agreed to assume Uniflow's obligations under its collective bargaining agreement with the UAW. In addition, Alken-Ziegler will pay to Uniflow a commission of 3% on sales made by Alken-Ziegler to certain customers for a period of up to 5 years.


Item 7.  Financial Statements and Exhibits.                           Page No.

        (a)      Not Applicable.

        (b)      Proforma Financial Information

                 Headnote to Proforma Condensed Financial Statements    F-2

                 Proforma Balance Sheet as of December 31, 1999         F-3

                 Footnotes to Proforma Balance Sheet                    F-4

                 Proforma Statement of Operations for the quarter
                    ended December 31, 1999                             F-5

                 Proforma Statement of Operations for the year
                    ended September 30, 1999                            F-6


(3)    Exhibits.  See the Exhibit Index on the following page.



                                      2



                                 EXHIBIT LIST


EXHIBIT NO.                    DESCRIPTION                          PAGE NO.
-----------                    -----------                          --------

       2.1         Asset Purchase Agreement dated                    G - 1
                   February 1, 2000 among Alken-
                   Ziegler Livonia, LLC, Uniflow Corporation and Secom General Corporation









                                      3





                  SECOM GENERAL CORPORATION AND SUBSIDIARIES

                   PROFORMA CONDENSED FINANCIAL STATEMENTS



           The following unaudited proforma condensed balance sheet as of December 31, 1999 and statements of operations for the three months ended December 31, 1999 and the year ended September 30, 1999, give effect to the Uniflow discontinued operating segment.

           The unaudited proforma condensed balance sheet of Secom has been prepared based on its historical unaudited consolidated balance sheet as of December 31, 1999. The adjustments shown reflect the elimination of Uniflow's assets as if the disposal of the Uniflow segment had been completed prior to December 31, 1999.

           The proforma statements of operations may not be indicative of the results that would have actually occurred if the Uniflow segment had been discontinued effective as of the beginning of the respective period shown. The proforma financial statements should be read in conjunction with the audited consolidated financial statements and notes thereto included in the Company's Form 10-K and Annual Report for the fiscal year ended September 30, 1999.




                                     F-2





                  SECOM GENERAL CORPORATION AND SUBSIDIARIES

                 PROFORMA CONDENSED BALANCE SHEET (UNAUDITED)
                              December 31, 1999


                                                Historical                        Proforma
                                               Consolidated     Proforma         Consolidated
                                               Dec. 31, 1999   Adjustments       Dec. 31, 1999
                                               -------------   -----------       -------------
Current assets
       Cash                                   $  1,410,600    $ 2,444,800 (1)    $  3,955,900
                                                                  100,500 (2)
       Accounts receivable, net                  3,841,200                          3,841,200
       Inventories                               2,991,200        (713,300)(1)      2,277,900
       Other current assets                      1,127,800         (31,500)(1)      1,096,300
                                              ------------    ------------       ------------

Total current assets                             9,370,800       1,800,500         11,171,300

Property, plant and equipment, net               6,646,700      (1,995,600)(1)      4,651,100

Other assets                                     1,224,300                          1,224,300
                                              ------------    ------------       ------------

Total assets                                  $ 17,241,800    $   (195,100)      $ 17,046,700
                                              ============    ============       ============


Current liabilities
       Current maturities of long-term debt   $  1,023,300                       $  1,023,300
       Accounts payable                          1,382,600                          1,382,600
       Accrued wages and benefits                  776,800                            776,800
       Accrued other                               499,900                            499,900
                                              ------------    ------------       ------------

Total current liabilities                        3,682,600            --            3,682,600

Long-term debt obligations                       3,279,400                          3,279,400

Other liabilities                                  401,300                            401,300
                                              ------------    ------------       ------------

Total liabilities                                7,363,300            --            7,363,300

Stockholders' equity
       Common stock                                104,400                            104,400
       Additional paid-in capital               18,757,700                         18,757,700
       Accumulated deficit                      (8,983,600)       (295,600)(1)     (9,178,700)
                                                                   100,500 (2)
                                              ------------    ------------       ------------

Total stockholders' equity                       9,878,500        (195,100)         9,683,400
                                              ------------    ------------       ------------

Total liabilities and stockholders' equity    $ 17,241,800    $   (195,100)      $ 17,046,700
                                              ============    ============       ============



                                     F-3





                  SECOM GENERAL CORPORATION AND SUBSIDIARIES

                  PROFORMA CONDENSED BALANCE SHEET FOOTNOTES



   1. To record the elimination of the Company's Uniflow assets and loss on the sale of those assets, as if the operation had been had been discontinued and disposed of prior to December 31, 1999.

   2. To record a federal income tax benefit of $100,500 on the sale of Uniflow's assets and operations. The tax benefit is shown as an increase in cash. For purposes of this proforma statement a tax rate of 34% was assumed for the discontinued Uniflow segment.



                                     F-4






                  SECOM GENERAL CORPORATION AND SUBSIDIARIES
                  PROFORMA CONDENSED STATEMENT OF OPERATIONS
                 For the Three Months Ended December 31, 1999

                  The following unaudited proforma adjustments reflect the elimination of the results of operations of Uniflow for the three months ended December 31, 1999. This proforma condensed statement of operations has been prepared from the Company's unaudited consolidated results of operations for the three months ended December 31, 1999. For purposes of this proforma statement a tax rate of 34% was assumed for the discontinued Uniflow segment.

                                     Historical                     Proforma
                                    Consolidated                  Consolidated
                                    Three Months                  Three Months
                                       Ended        Proforma         Ended
                                   Dec. 31, 1999   Adjustments   Dec. 31, 1999
                                   -------------   -----------   -------------
Net sales                            $6,029,600    $ 2,274,700    $ 3,754,900

Cost of sales                         4,756,700      2,108,900      2,647,800
                                     ----------    -----------    -----------

Gross profit                          1,272,900        165,800      1,107,100

Selling, general and
       administrative expenses          984,200        169,500        814,700
                                     ----------    -----------    -----------

Income (loss) from operations           288,700         (3,700)       292,400
                                     ----------    -----------    -----------

Other (expense) income
       Interest                         (90,600)       (11,900)       (78,700)
       Other, net                        67,400        (76,900)       144,300
                                     ----------    -----------    -----------

Other (expense) income - net            (23,200)       (88,800)        65,600
                                     ----------    -----------    -----------

Income (loss) from continuing
       operations before
       income taxes                     265,500        (92,500)       358,000

Income tax (expense) benefit           (109,500)        31,400       (140,900)
                                     ----------    -----------    -----------

Income (loss) from continuing
       operations                    $  156,000    $   (61,100)   $   217,100
                                     ==========    ===========    ===========

Income per common share
       (basic and diluted)           $     0.15                   $      0.20
                                     ==========                   ===========

Basic and diluted weighted average
       shares outstanding             1,044,300                     1,044,300
                                     ==========                   ===========


                                     F-5





                  SECOM GENERAL CORPORATION AND SUBSIDIARIES

                  PROFORMA CONDENSED STATEMENT OF OPERATIONS
                    For the Year Ended September 30, 1999


                  The following unaudited proforma adjustments reflect the elimination of the results of operations of Uniflow for the year ended September 30, 1999. Uniflow was acquired by the Company effective September 1, 1991. This proforma condensed statement of operations has been prepared from the Company's audited consolidated results of operations for the year ended September 30, 1999. For purposes of this proforma statement a tax rate of 34% was assumed for the discontinued Uniflow segment.

                                      Historical                        Proforma
                                     Consolidated      Proforma       Consolidated
                                      Year Ended      Adjustments      Year Ended
                                    Sept. 30, 1999  Sept. 30, 1999   Sept. 30, 1999
                                    --------------  --------------   --------------
Net sales                            $ 28,226,000    $ 13,012,700    $ 15,213,300

Cost of sales                          22,902,900      12,090,100      10,812,800
                                     ------------    ------------    ------------

Gross profit                            5,323,100         922,600       4,400,500

Selling, general and
       administrative expenses          4,469,900         892,900       3,577,000
Restructuring charges                     549,600         549,600            --
Gain on sale of product line           (1,871,500)       (973,800)       (897,700)
                                     ------------    ------------    ------------

Income from operations                  2,175,100         453,900       1,721,200
                                     ------------    ------------    ------------

Other (expense) income
       Interest                          (753,200)       (201,400)       (551,800)
       Other, net                         106,500        (468,100)        574,600
                                     ------------    ------------    ------------

Other (expense) income - net             (646,700)       (669,500)         22,800
                                     ------------    ------------    ------------

Income (loss) from continuing
       operations before income
       taxes                            1,528,400        (215,600)      1,744,000

Income tax (expense) benefit              (75,800)         73,300        (149,100)
                                     ------------    ------------    ------------

Income (loss) from continuing
       operations                    $  1,452,600    $   (142,300)   $  1,594,900
                                     ============    ============    ============

Income per common share
       (basic and diluted)           $       1.37                    $       1.50
                                     ============                    ============

Basic and diluted weighted average
       shares outstanding               1,064,000                       1,064,000
                                     ============                    ============



                                     F-6




                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.




                                               SECOM GENERAL CORPORATION
                                               (Registrant)




                                                By: /s/ Scott J. Konieczny
                                                    ----------------------
                                                      Scott J. Konieczny

                                               Its:  Chief Financial Officer


Dated: February 24, 2000